GATEWAY FUND

Supplement dated May 23, 2008 to the Gateway Fund Class A, C Prospectus and the Natixis Equity Funds

Class Y Prospectus, both dated May 1, 2008, as may be revised and supplemented from time to time.

Effective June 1, 2008, the sub-sections “Meet the Fund’s Portfolio Managers in the Gateway A,C Prospectus” and “Meet the Funds’ Portfolio Managers” within the section “Management Team” and under the caption “Gateway” in the Natixis Equity Funds Class Y Prospectus are amended to include the following language:

Michael T. Buckius, CFA

Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of senior vice president and portfolio manager. He has been a co-portfolio manager of the Fund since June 2008 and serves as co-portfolio manager of three funds sub-advised by the Adviser. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore.

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